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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 18, 2002
                                                        ------------------




                            MERRIMAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  0-11201                     22-1642321
        --------                   -------                     ----------
(State of incorporation     (Commission File Number)          (IRS Employer
     or organization)                                     Identification Number)



               41 Fairfield Place, West Caldwell, New Jersey 07006
               ---------------------------------------------------
                    (Address of Principal Executive Offices)




                  Registrant's telephone number: (973) 575-1300




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ITEM 5. OTHER EVENTS

         On October 1, 2002, Ericsson Holding International B.V. ("Ericsson") completed the sale of its microelectronics business (excluding optosemiconductors and power modules, but including the RF power business) to Infineon Technologies AG ("Infineon"). As part of this transaction, Ericsson transferred to Infineon 475,000 shares (the "Shares") of Merrimac Industries, Inc. (the "Company") and the right to acquire 119,380 shares of the Company's common stock pursuant to a Warrant, dated October 26, 2000 (the "Warrant"), and Ericsson assigned to Infineon its rights in the following agreements between Ericsson and the Company: (i) the Stock Purchase and Exclusivity Letter Agreement, dated April 7, 2000, as amended by the letter agreement dated February 1, 2002, which is attached hereto as Exhibit 99.4; (ii) the Registration Rights Agreement, dated as of April 7, 2000; (iii) the Subscription Agreement, dated as of October 26, 2000; and (iv) the Registration Rights Agreement, dated as of October 26, 2000 (collectively, the "Agreements").

         The Company approved the transfer of the Shares and the Warrant and consented to the assignment of the Agreements pursuant to a Consent and Waiver Agreement, dated as of September 18, 2002, among the Company, Ericsson and Infineon, which is attached hereto as Exhibit 99.1. The Company also agreed with Infineon to make certain modifications to the Agreements and the Warrant. These changes are reflected in the Modification Agreement, dated as of September 27, 2002, between the Company and Infineon, which is attached hereto as Exhibit
99.2. In addition, on September 18, 2002, the Company amended its Rights Agreement to permit Infineon to acquire the Company's securities without Infineon becoming an "Acquiring Person" within the meaning of the Rights Agreement. Amendment No. 6 to the Rights Agreement is attached hereto as Exhibit 99.3.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits:

              99.1 Consent and Waiver, dated as of September 18, 2002, among
                   Merrimac Industries, Inc., Ericsson Holding International B.V. and Infineon Technologies AG.

              99.2 Modification Agreement, dated as of September 27, 2002, between Merrimac Industries, Inc. and Infineon Technologies
                   AG.

              99.3 Amendment No. 6, dated as of September 18, 2002, to the
                   Rights Agreement, between Merrimac Industries, Inc. and Mellon Investor Services LLC, as Rights Agent.

              99.4 Letter Agreement, dated February 1, 2002, among Merrimac
                   Industries, Inc., Ericsson Holding International B.V. and Ericsson Microelectronics, A.B., which amends the Stock Purchase and Exclusivity Letter, dated April 7, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MERRIMAC INDUSTRIES, INC.



                                              By:    /s/ Robert V. Condon
                                              Name:  Robert V. Condon
                                              Title: Vice President, Finance and
                                                     Chief Financial Officer


Date:  October 8, 2002


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